Exhibit 10.1

THIRD AMENDMENT AND CONSENT

THIRD AMENDMENT AND CONSENT, dated as of October 3, 2008 (this “Amendment”), to the Credit Agreement, dated as of March 1, 2005 (the “Credit Agreement”), among EYE CARE CENTERS OF AMERICA, INC., a Texas corporation (as successor to LFS-MERGER SUB, INC., a Texas corporation) (the “Borrower”), ECCA HOLDINGS CORPORATION, a Delaware corporation (“Holdings”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), BANK OF AMERICA, N.A. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as co-syndication agents (in such capacity, the “Co-Syndication Agents”), and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, Holdings, the Borrower, the Lenders, the Co-Syndication Agents and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to amend the Credit Agreement in the manner set forth herein, and the Lenders parties hereto and the Administrative Agent are willing to do subject to the conditions set forth herein; and

WHEREAS, the Lenders parties hereto have agreed to such requests, but only upon the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

1. Definitions. Terms defined in the Credit Agreement are used herein with the respective meanings given to them therein.

2. Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by restating in its entirety clause (b)(ii) of the definition of “Excess Cash Flow” as follows:

the aggregate amount actually paid by the Borrower and its Subsidiaries in cash during such fiscal year on account of Capital Expenditures (excluding the principal amount of Indebtedness incurred in connection with such expenditures, the proceeds of any issuance by the Borrower of Capital Stock or any equity contribution financing such expenditures and any such expenditures financed with the proceeds of (a) any Reinvestment Deferred Amount or (b) any Retained Excess Cash Flow),

3. Amendment to Section 7.7. Section 7.7 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (B) thereof and inserting in lieu thereof a comma and by deleting clause (C) thereof in its entirety and inserting in lieu of thereof the following clauses (C) and (D):

“(C) $22,000,000, for the fiscal year of the Borrower ending on

December 31, 2007 and (D) $28,000,000 plus any capital contribution to the Borrower by, and proceeds of any issuance of Capital Stock by the Borrower to, HVHC and its Affiliates for the purpose of funding Capital Expenditures, for the fiscal year of the Borrower ending on December 31, 2008 and each fiscal year thereafter.

4. Conditions to Effectiveness. This Amendment shall become effective as of and on the date (such date, the “Third Amendment Effective Date”) on which the following shall have occurred:

(a) the Administrative Agent shall have received counterparts hereof duly executed by Holdings, the Borrower, the Administrative Agent and the Required Lenders;

(b) the Borrower shall have made a prepayment of the Term Loans in the amount of $20,000,000 under Section 2.10 of the Credit Agreement; and

(c) the Borrower shall have paid to the Administrative Agent, for the account of each Lender that executed and delivered the Amendment by 5:00p.m. (New York City time) on October 2, 2008, an amendment fee of [0.10%] of the sum of the outstanding Term Loans of such Lender and its Revolving Commitment as determined by the Administrative Agent, payable and computed on the Third Amendment Effective Date.

5. Representations and Warranties; No Default. Each of Holdings and the Borrower hereby confirms that after giving effect to this Amendment each of the representations and warranties set forth in the Loan Documents is true and correct in all material respects (except those representations and warranties that specifically refer to an earlier date, which representations and warranties shall be true and correct in all material respects as of such earlier date). Each of Holdings and the Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

6. Expenses. The Borrower agrees (a) to pay all fees agreed between the Administrative Agent and the Borrower with respect to this Amendment and (b) to reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

7. No Change. Except as expressly provided herein, no term or provision of the Credit Agreement shall be amended, modified, supplemented or waived, and each term and provision of the Credit Agreement shall remain in full force and effect.

8. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

9. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

EYE CARE CENTERS OF AMERICA, INC.

By:
Name:
Title:

ECCA HOLDINGS CORPORATION

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

Signature page to the Third Amendment and Consent

SIGNATURE PAGE TO THE THIRD AMENDMENT AND CONSENT, DATED AS OF OCTOBER 3, 2008 TO THE CREDIT AGREEMENT, DATED AS OF MARCH 1, 2005, AMONG EYE CARE CENTERS OF AMERICA, INC., ECCA HOLDINGS CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.

[NAME OF INSTITUTION]

By:
Name:
Title:

Signature page to the Third Amendment and Consent